EXHIBIT 10.1

RESOLUTIONS TO APPROVE SHARE EXCHANGE

WITH UMEWORLD LIMITED (BVI)

of

UMeWorld Inc.

(A Delaware Corporation)

09/17/2025

The undersigned, being the sole director of UMeWorld Inc., a Delaware corporation (the “Corporation”), do hereby consent in writing, pursuant to Section 141(f) of the Delaware General Corporation Law (“DGCL”), to the adoption of the following resolutions, which shall have the same force and effect as if adopted at a duly noticed and convened meeting of the Board of Directors (the “Board”).

WHEREAS, the Board has reviewed and considered that certain Share Exchange Agreement, dated September 18, 2025 (or such later date as the parties may mutually agree) (the “Exchange Agreement”), by and between the Corporation and UMeWorld Limited, a corporation organized under the laws of the British Virgin Islands (“UMeWorld BVI”), pursuant to which all of the issued and outstanding ordinary shares of UMeWorld BVI will be exchanged for newly issued shares of the Corporation’s common stock on a one-for-one basis (the “Transaction”);

WHEREAS, the Transaction will be effected by the issuance of authorized but unissued shares of the Corporation’s common stock, par value $0.0001 per share, in exchange for the outstanding ordinary shares of UMeWorld BVI, with no additional cash consideration;

WHEREAS, the Board has considered (i) the terms of the Exchange Agreement (including the exchange ratio and conditions), (ii) the Corporation’s authorized share position, and (iii) the adequacy of consideration for the newly issued shares under DGCL §§152–153; and

WHEREAS, the Board has determined that the Transaction is advisable, fair, and in the best interests of the Corporation and its stockholders.

NOW, THEREFORE, BE IT

RESOLVED, that the Exchange Agreement, in substantially the form presented to the Board, be, and hereby is, approved, authorized, and adopted, with such changes, additions, or modifications as any Authorized Officer (as defined below) may approve, such approval to be conclusively evidenced by such officer’s execution and delivery thereof;

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FURTHER RESOLVED, that, pursuant to DGCL §§152–153, the Board authorizes and approves the issuance and delivery of shares of the Corporation’s common stock, par value $0.0001 per share, in exchange for the outstanding ordinary shares of UMeWorld BVI on a 1:1 basis, and the Board hereby determines that the consideration to be received is adequate;

FURTHER RESOLVED, that any officer of the Corporation (each, an “Authorized Officer”) be, and each of them hereby is, authorized and directed, in the name and on behalf of the Corporation, to execute and deliver the Exchange Agreement and any related agreements, certificates, instruments, and documents, and to take all actions such officer deems necessary or advisable to consummate the Transaction;

FURTHER RESOLVED, that the Authorized Officers are authorized to prepare, execute, and file (or cause to be filed) all notices, applications, and submissions required in connection with the Transaction, including, but not limited, with FINRA (Corporate Action under Rule 6490), the U.S.  Securities and Exchange Commission, OTC Markets Group, the Corporation’s transfer agent (including CUSIP application/coordination), DTC, and any other applicable authority, and to instruct the transfer agent to issue and register the new shares, all without further action by the Board;

FURTHER RESOLVED, that to the extent any filing with the Delaware Secretary of State or other jurisdiction is required in connection with the Transaction, the Authorized Officers are authorized and directed to prepare, execute, and file such filings; provided, however, that no statutory merger filings are required for this share exchange and none are hereby authorized or intended;

FURTHER RESOLVED, that the Authorized Officers are authorized to pay all necessary fees and expenses (including legal, accounting, transfer-agent, CUSIP, FINRA/OTC processing, and related costs) and to make such adjustments to timing (including the effective date) as they deem advisable to facilitate orderly processing and settlement;

FURTHER RESOLVED, that all actions previously taken by any officer, director, employee, or agent of the Corporation in connection with the negotiation, execution, delivery, or performance of the Exchange Agreement and the Transaction are hereby ratified, confirmed, and approved in all respects;

FURTHER RESOLVED, that these resolutions may be executed in counterparts (including by electronic signature), each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned, being the sole director of the Corporation, do hereby consent to and approve the foregoing resolutions by written consent pursuant to DGCL §141(f), effective as of the date first written above.

/s/ Michael Lee
Michael Lee, Sole Director and Chief Executive Officer

Sworn remotely by Michael stated as being located in the city of Toronto in the province of Ontario, before me, Fatima Farooq 80606S, in Orleans, ON on the 26th day of Sep, 2025 in accordance with O Reg 431/20 Administering Oath or Declaration Remotely.

“No legal advice was sought or given. I did not draft or review this document. Services are limited to verification of identification, witnessing of signature, and administration of oath. I take no responsibility for the contents of this declaration.”

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RESOLUTIONS TO APPROVE SHARE EXCHANGE

WITH UMEWORLD INC. (DELAWARE)

Of

UMeWorld Limited

(A Company Incorporated under the Laws of the British Virgin Islands)

09/17/2025

The undersigned, being all of the directors of UMeWorld Limited, a company incorporated under the BVI Business Companies Act, 2004 (the “Company”), do hereby consent in writing, pursuant to section 129 of the BVI Business Companies Act (which permits directors to act by unanimous written consent without a meeting), to the adoption of the following resolutions, which shall have the same force and effect as if adopted at a duly convened meeting of the Board of Directors (the “Board”).

WHEREAS, the Board has reviewed and considered that certain Share Exchange Agreement, dated September 18, 2025 (or such later date as the parties may mutually agree) (the “Exchange Agreement”), by and between the Company and UMeWorld Inc., a corporation organized under the laws of the State of Delaware (“UMeWorld Delaware”), pursuant to which all of the issued and outstanding ordinary shares of the Company will be exchanged for newly issued shares of UMeWorld Delaware’s common stock on a one-for-one basis (the “Transaction”);

WHEREAS, the Board has considered (i) the terms of the Exchange Agreement (including the exchange ratio and conditions), (ii) the Company’s authorized share capital, and (iii) that the Transaction is in the best interests of the Company and its shareholders; and

WHEREAS, the Board has determined that the Transaction is advisable, fair, and in the best interests of the Company and its shareholders.

NOW, THEREFORE, BE IT

RESOLVED, that the Exchange Agreement, in substantially the form presented to the Board, be, and hereby is, approved, authorized, and adopted, with such changes, additions, or modifications as any Authorized Officer (as defined below) may approve, such approval to be conclusively evidenced by such officer’s execution and delivery thereof;

FURTHER RESOLVED, that the Company is hereby authorized to transfer, convey, assign, and deliver all of the issued and outstanding ordinary shares of the Company to UMeWorld Delaware in exchange for shares of UMeWorld Delaware’s common stock on a 1:1 basis, pursuant to the Exchange Agreement;

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FURTHER RESOLVED, that any officer of the Company (each, an “Authorized Officer”) be, and each of them hereby is, authorized and directed, in the name and on behalf of the Company, to execute and deliver the Exchange Agreement and any related agreements, certificates, instruments, and documents, and to take all actions such officer deems necessary or advisable to consummate the Transaction;

FURTHER RESOLVED, that the Authorized Officers are authorized to prepare, execute, and file (or cause to be filed) all notices, applications, and submissions required in connection with the Transaction, including to the BVI Registrar of Corporate Affairs, and to cooperate with UMeWorld Delaware in its filings with FINRA, the U.S. Securities and Exchange Commission, OTC Markets Group, and any other applicable authority;

FURTHER RESOLVED, that the Authorized Officers are authorized to pay all necessary fees and expenses (including legal, accounting, transfer-agent, CUSIP, FINRA/OTC processing, and related costs) and to make such adjustments to timing (including the effective date) as they deem advisable to facilitate orderly processing and settlement;

FURTHER RESOLVED, that all actions previously taken by any officer, director, employee, or agent of the Company in connection with the negotiation, execution, delivery, or performance of the Exchange Agreement and the Transaction are hereby ratified, confirmed, and approved in all respects;

FURTHER RESOLVED, that these resolutions may be executed in counterparts (including by electronic signature), each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

/s/ Michael Lee
Michael Lee, Director and Chief Executive Officer

Sworn remotely by Michael stated as being located in the city of Toronto in the province of Ontario, before me, Fatima Farooq 80606S, in Orleans, ON on the 26th day of Sep, 2025 in accordance with O Reg 431/20 Administering Oath or Declaration Remotely.

Dr. Ford Moore, Director

Dr. David Milroy, Director

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OFFICER’S CERTIFICATE

Of

UMEWORLD LIMITED

I, Michael Lee, the duly appointed and acting Chief Executive Officer of UMeWorld Limited, a company organized under the laws of the British Virgin Islands (the “Company”), DO HEREBY CERTIFY that:

1.

The shareholders of the Company have duly approved the Share Exchange Agreement, dated September 18, 2025, by and among UMeWorld Limited (BVI) and UMeWorld Inc. (Delaware), and such approval was obtained in accordance with the laws of the British Virgin Islands and the Company’s organizational documents.

2.	The shareholder approval is valid, binding, and effective under applicable law and authorizes the Company to consummate the transactions contemplated by the Share Exchange Agreement.
3.

I am duly authorized to execute this certificate on behalf of the Company, and this certificate is made for the purpose of confirming the validity of shareholder approval as required in connection with regulatory filings relating to the Share Exchange.

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of September, 2025.

/s/ Michael Lee
Michael Lee Chief Executive Officer UMeWorld Limited

Sworn remotely by Michael stated as being located in the city of Toronto in the province of Ontario, before me, Fatima Farooq 80606S, in Orleans, ON on the 26th day of Sep, 2025 in accordance with O Reg 431/20 Administering Oath or Declaration Remotely.

“No legal advice was sought or given. I did not draft or review this document. Services are limited to verification of identification, witnessing of signature, and administration of oath. I take no responsibility for the contents of this declaration.”